TURKIYE GARANTI BANKASI A.Ş.

AND

THE BANK OF NEW YORK

As Depositary

AND

OWNERS AND HOLDERS
OF AMERICAN DEPOSITARY RECEIPTS

AMENDED AND RESTATED DEPOSIT AGREEMENT

Dated as of June 9, 1995

As Amended and Restated as of March 2, 2000

SECTION 1.01

AMERICAN DEPOSITARY SHARES.

SECTION 1.02

ARTICLES.

SECTION 1.03

BENEFICIAL OWNER.

SECTION 1.04

CEDEL.

SECTION 1.05

COMMISSION.

SECTION 1.06

CUSTODIAN.

SECTION 1.07

DTC.

SECTION 1.08

DEPOSIT AGREEMENT.

SECTION 1.09

DEPOSITARY; CORPORATE TRUST OFFICE.

SECTION 1.10

DEPOSITED SECURITIES.

SECTION 1.11

DOLLARS; LIRA.

SECTION 1.12

EFFECTIVE TIME.

SECTION 1.13

EUROCLEAR.

SECTION 1.14

FOREIGN CURRENCY.

SECTION 1.15

FOREIGN REGISTRAR.

SECTION 1.16

INITIAL DEPOSIT.

SECTION 1.17

ISSUER.

SECTION 1.18

MASTER ADR.

SECTION 1.19

OWNER.

SECTION 1.20

PHYSICAL ADSS.

SECTION 1.21

RECEIPTS.

SECTION 1.22

REGISTRAR.

SECTION 1.23

REGULATION S.

SECTION 1.24

RULE 903.

SECTION 1.25

RULE 904.

SECTION 1.26

RULE 144.

SECTION 1.27

RULE 144A.

SECTION 1.28

RULE 144A DEPOSIT AGREEMENT.

SECTION 1.29

RULE 144A ADSS; RULE 144A ADRS.

SECTION 1.30

SECURITIES ACT OF 1933.

SECTION 1.31

SECURITIES EXCHANGE ACT OF 1934.

SECTION 1.32

SHARES.

SECTION 1.33

TURKEY.

SECTION 1.34

UNITED STATES.

ARTICLE 2. BOOK-ENTRY SYSTEM, FORM OF RECEIPTS, DEPOSIT OF SHARES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS.

SECTION 2.01

FORM OF TRANSFERABILITY OF RECEIPTS.

SECTION 2.02

DEPOSIT OF SHARES.

SECTION 2.03

EXECUTION AND DELIVERY OF RECEIPTS.

SECTION 2.04

TRANSFER OF RECEIPTS; COMBINATION AND SPLIT-UP OF RECEIPTS.

SECTION 2.05

SURRENDER OF RECEIPTS AND WITHDRAWAL OF SHARES.

SECTION 2.06  LIMITATIONS ON EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF RECEIPTS AND WITHDRAWING OF DEPOSITED SECURITIES.

SECTION 2.07

MUTILATED, DESTROYED, LOST OR STOLEN RECEIPTS.

SECTION 2.08  CANCELLATION AND DESTRUCTION OF SURRENDERED RECEIPTS.

SECTION 2.09  PRE-RELEASE OF RECEIPTS.

SECTION 2.10  MAINTENANCE OF RECORDS.

ARTICLE 3.  CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS.

SECTION 3.01  FILING PROOFS, CERTIFICATES AND OTHER INFORMATION.

SECTION 3.02  LIABILITY OF OWNER FOR TAXES.

SECTION 3.03  WARRANTIES ON DEPOSIT OF SHARES.

SECTION 3.04  DISCLOSURE OF INTERESTS.

ARTICLE 4.  THE DEPOSITED SECURITIES.

SECTION 4.01  CASH DISTRIBUTIONS.

SECTION 4.02  DISTRIBUTIONS OTHER THAN CASH, SHARES OR RIGHTS.

SECTION 4.03  DISTRIBUTIONS IN SHARES.

SECTION 4.04  RIGHTS.

SECTION 4.05  CONVERSION OF FOREIGN CURRENCY.

SECTION 4.06  FIXING OF RECORD DATE.

SECTION 4.07  VOTING OF DEPOSITED SECURITIES.

SECTION 4.08  CHANGES AFFECTING DEPOSITED SECURITIES.

SECTION 4.09  REPORTS.

SECTION 4.10  LISTS OF RECEIPT OWNERS.

SECTION 4.11  WITHHOLDING.

SECTION 4.12  COLLECTION OF DISTRIBUTIONS.

ARTICLE 5.  THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER.

SECTION 5.01  MAINTENANCE OF OFFICE AND TRANSFER BOOKS BY THE DEPOSITARY.

SECTION 5.02  PREVENTION OR DELAY IN PERFORMANCE BY THE DEPOSITARY OR THE ISSUER.

SECTION 5.03  OBLIGATIONS OF THE DEPOSITARY, THE CUSTODIAN AND THE ISSUER.

SECTION 5.04  RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR DEPOSITARY.

SECTION 5.05  THE CUSTODIANS.

SECTION 5.06  NOTICES AND REPORTS.

SECTION 5.07  ISSUANCE AND DISTRIBUTION OF ADDITIONAL SHARES, RIGHTS, ETC.

SECTION 5.08  INDEMNIFICATION.

SECTION 5.09  CHARGES OF DEPOSITARY.

SECTION 5.10  RETENTION OF DEPOSITARY DOCUMENTS.

SECTION 5.11  EXCLUSIVITY.

SECTION 5.12  AVAILABLE INFORMATION.

ARTICLE 6.  AMENDMENT AND TERMINATION.

SECTION 6.01  AMENDMENT.

SECTION 6.02  TERMINATION.

ARTICLE 7.  MISCELLANEOUS.

SECTION 7.01  COUNTERPARTS.

SECTION 7.02   NO THIRD PARTY BENEFICIARIES.

SECTION 7.03  SEVERABILITY.

SECTION 7.04  HOLDERS AND OWNERS AS PARTIES; BINDING EFFECT.

SECTION 7.05  NOTICES.

SECTION 7.06  GOVERNING LAW.

SECTION 7.07  SURVIVAL.

SECTION 7.08  ASSIGNMENT.

SECTION 7.09  HEADINGS.

AMENDED AND RESTATED DEPOSIT AGREEMENT

AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of June 9, 1995, as amended and restated as of March 2, 2000, among TURKIYE GARANTI BANKASI A.Ş., organized under the laws of the Republic of Turkey (herein called the Issuer), THE BANK OF NEW YORK, a New York banking corporation (herein called the Depositary), and all Owners (as hereinafter defined) and holders from time to time of American Depositary Receipts issued hereunder.

W I T N E S S E T H :

WHEREAS, the Issuer desires to provide, as hereinafter set forth in this Amended and Restated Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Issuer from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Amended and Restated Deposit Agreement, for the creation of American Depositary Shares representing the Shares so deposited, subject to the terms and conditions of this Amended and Restated Deposit Agreement, and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Amended and Restated Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

ARTICLE 1.

DEFINITIONS.

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

SECTION 1.1

American Depositary Shares.

The term "American Depositary Shares" shall mean the securities representing the interests in the Deposited Securities and evidenced by the Receipts issued hereunder. Each American Depositary Share shall represent the right to receive 2000 Shares, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect to which additional Receipts are not executed and delivered, and thereafter American Depositary Shares shall evidence the rights to receive the amount of Shares or Deposited Securities specified in such Sections.

SECTION 1.2

Articles.

The term "Articles" shall mean the Articles of Association of the Issuer, as the same may be amended or supplemented from time to time.

SECTION 1.3

Beneficial Owner.

The term "Beneficial Owner" shall mean any person owning any beneficial interest in the Master ADR issued hereunder but who is not the Owner of such Receipt.  For the purposes of this Agreement, the term holders shall include Beneficial Owners, as applicable.

SECTION 1.4

Cedel.

The term "Cedel" shall mean Centrale de Livraison de Valeurs Mobilieres S.A.

SECTION 1.5

Commission.

The term "Commission" shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.6

Custodian.

The term "Custodian" shall mean the Istanbul, Turkey, office of Garanti Yatirim ve Ticaret A.Ş., as agent of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.05, as substitute or additional custodian or custodians hereunder, as the context shall require and shall also mean all of them collectively.

SECTION 1.7

DTC.

The term "DTC" shall mean the Depository Trust Company.

SECTION 1.8

Deposit Agreement.

The term "Deposit Agreement" shall mean this Amended and Restated Deposit Agreement (including Exhibits A and B and Annexes I and II hereto), as the same may be amended from time to time in accordance with the provisions hereof.

SECTION 1.9

Depositary; Corporate Trust Office.

The term "Depositary" shall mean The Bank of New York, a New York banking corporation and any successor as depositary hereunder.  The term "Corporate Trust Office", when used with respect to the Depositary, shall mean the corporate trust office of the Depositary which at the date of this Deposit Agreement is 101 Barclay Street, New York, New York, 10286.

SECTION 1.10

Deposited Securities.

The term "Deposited Securities" as of any time shall mean Shares at such time deposited or deemed to be deposited under this Deposit Agreement and any and all other securities, property and cash received by the Depositary or the Custodian in respect or in lieu thereof and at such time held hereunder, subject as to cash to the provisions of Section 4.05.

SECTION 1.11

Dollars; Lira.

The term "Dollars" shall mean United States dollars.  The term "Lira" shall mean Turkish Lira.

SECTION 1.12

Effective Time.

The term "Effective Time" shall have the meaning set forth in Section 2.02 hereof.

SECTION 1.13

Euroclear.

The term "Euroclear" shall mean the Euroclear System currently operated by Morgan Guaranty Trust Company of New York, Brussels Office.

SECTION 1.14

Foreign Currency.

The term "Foreign Currency" shall mean any currency other than Dollars.

SECTION 1.15

Foreign Registrar.

The term "Foreign Registrar" shall mean the entity that presently carries out the duties of registrar for the Shares of the Issuer or any successor as registrar for the Shares of the Issuer and any other appointed agent of the Issuer for the transfer and registration of Shares, if applicable.

SECTION 1.16

Initial Deposit.

The term "Initial Deposit" shall mean the deposit of Shares to the account of the Custodian pursuant to Section 2.02(a) hereof in connection with an offering of American Depositary Shares pursuant to an offering circular dated October 29, 1993.

SECTION 1.17

Issuer.

The term "Issuer" shall mean TURKIYE GARANTI BANKASI A.Ş., a company organized under the laws of Turkey, and its successors.

SECTION 1.18

Master ADR.

The term "Master ADR" shall mean the Receipt registered in the name of the nominee of DTC evidencing all Book-Entry ADSs, as provided in Section 2.01(b).

SECTION 1.19

Owner.

The term "Owner" shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

SECTION 1.20

Physical ADSs.

The term "Physical ADSs" shall mean American Depositary Shares evidenced by Receipts issued in physical, certificated form pursuant to Section 2.01(b) at any time that the book-entry settlement system of DTC is not available for the Book-Entry ADSs as provided in Section 2.01(b).

SECTION 1.21

Receipts.

The term "Receipts" shall mean the American Depositary Receipts including the Master ADR, issued hereunder in substantially the form of Exhibit A hereto, evidencing American Depositary Shares as the same may be amended from time to time in accordance with the provisions hereof.

SECTION 1.22

Registrar.

The term "Registrar" shall mean the Depositary or any bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed by the Depositary upon consultation with the Issuer to register Receipts and transfers of Receipts and to countersign Receipts as herein provided and shall include any co-registrar appointed by the Depositary upon consultation with the Issuer.

SECTION 1.23

Regulation S.

The term "Regulation S" shall mean Rules 901 through 904, inclusive, under the Securities Act of 1933, as such rules may be from time to time amended.

SECTION 1.24

Rule 903.

The term "Rule 903" shall mean Rule 903, as from time to time amended, under the Securities Act of 1933.

SECTION 1.25

Rule 904.

The term "Rule 904" shall mean Rule 904, as from time to time amended, under the Securities Act of 1933.

SECTION 1.26

Rule 144.

The term "Rule 144" shall mean Rule 144, as from time to time amended, under the Securities Act of 1933.

SECTION 1.27

Rule 144A.

The term "Rule 144A" shall mean Rule 144A, as from time to time amended, under the Securities Act of 1933.

SECTION 1.28

Rule 144A Deposit Agreement.

The term "Rule 144A Deposit Agreement" shall mean the Amended and Restated Rule 144A Deposit Agreement, dated as of June 9, 1995, as amended and restated as of March 2, 2000, among the Depositary, Issuer and the Owners and holders of Rule 144A American Depositary Shares issued thereunder, as the same may be amended from time to time.

SECTION 1.29

Rule 144A ADSs; Rule 144A ADRs.

The term "Rule 144A ADSs" shall mean the Rule 144A American depositary shares issued pursuant to the Rule 144A Deposit Agreement.  The term "Rule 144A ADRs" shall mean the Rule 144A American depositary receipts evidencing the Rule 144A ADSs.

SECTION 1.30

Securities Act of 1933.

The term "Securities Act of 1933" shall mean the United States Securities Act of 1933, as from time to time amended.

SECTION 1.31

Securities Exchange Act of 1934.

The term "Securities Exchange Act of 1934" shall mean the United States Securities Exchange Act of 1934, as from time to time amended.

SECTION 1.32

Shares.

The term "Shares" shall mean shares of Common Stock of the Issuer in registered form only, nominal value 500 Lira per share, heretofore validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares or hereafter validly issued and outstanding and fully paid, nonassessable and free of any pre-emptive rights of the holders of outstanding Shares.

SECTION 1.33

Turkey.

The term "Turkey" shall mean the Republic of Turkey.

SECTION 1.34

United States.

The term "United States" shall, except as otherwise provided in this Deposit Agreement or the Receipts, mean the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

ARTICLE 2.

BOOK-ENTRY SYSTEM, FORM OF RECEIPTS,
DEPOSIT OF SHARES, EXECUTION AND DELIVERY,
TRANSFER AND SURRENDER OF RECEIPTS.

SECTION 2.1

Form of Transferability of Receipts.

Definitive Receipts shall be entitled "American Depositary Receipts" and shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary; and if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual  signature of a duly authorized officer of the Registrar.  The Depositary shall maintain books on which each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered.  Receipts bearing the manual or facsimile signature of a duly authorized signatory of the Depositary who was at any time a proper signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to be a duly authorized signatory of the Depositary prior to the execution and delivery of such Receipts by the Registrar or was not a duly authorized signatory of the Depositary on the date of issuance of such Receipts.

Prior to the Effective Time, each Receipt shall bear the following legend, unless the Depositary and the Issuer determine otherwise consistent with applicable law:

THIS AMERICAN DEPOSITARY RECEIPT, THE AMERICAN DEPOSITARY SHARES EVIDENCED HEREBY AND THE COMMON SHARES OF TŰRKIYE GARANTI BANKASI A.Ş. REPRESENTED THEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT OF 1933”), AND, PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (DEFINED AS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE REGULATION S ADSs AND THE ISSUE DATE WITH RESPECT TO THE ADDITIONAL ADSs, IF ANY, PURSUANT TO THE OVER-ALLOTMENT OPTION GRANTED TO THE MANAGERS IN CONNECTION WITH OFFERING), MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933 OR (2) TO A PERSON WHOM THE BENEFICIAL OWNER REASONABLY BELIEVES (OR IT AND ANYONE ACTING ON ITS BEHALF REASONABLY BELIEVES) IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144AB UNDER THE SECURITIES ACT OF 1933 IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; PROVIDED THAT IN CONNECTION WITH ANY TRANSFER UNDER (2) ABOVE, THE TRANSFEROR SHALL WITHDRAW THE COMMON SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE DEPOSIT AGREEMENT AND INSTRUCT THAT SUCH COMMON SHARES BE DELIVERED TO THE CUSTODIAN UNDER THE RULE 144A DEPOSIT AGREEMENT FOR ISSUANCE, IN ACCORDANCE WITH THE TERMS AND CONDITIONS THEREOF, OF A RULE 144A AMERICAN DEPOSITARY SHARE TO OR FOR THE ACCOUNT OF SUCH QIB.

THE OFFERING OF THE REGULATION S AMERICAN DEPOSITARY SHARES HAS NOT BEEN AND WILL NOT BE REGISTERED WITH THE CAPITAL MARKETS BOARD OF THE REPUBLIC OF TURKEY UNDER THE PROVISIONS OF LAW NO. 2499 OF THE REPUBLIC OF TURKEY RELATING TO CAPITAL MARKETS.  NEITHER THIS NOR ANY OTHER OFFERING MATERIAL RELATED TO THE OFFERING OF THE REGULATION S AMERICAN DEPOSITARY SHARES MAY BE UTILISED IN CONNECTION WITH ANY GENERAL CALL TO THE PUBLIC WITHIN THE REPUBLIC OF TURKEY FOR THE PURPOSES OF THE SALE OF REGULATION S AMERICAN DEPOSITARY SHARES.

OWNERS AND HOLDERS OF THE REGULATION S AMERICAN DEPOSITARY SHARES EVIDENCED BY THIS REGULATION S AMERICAN DEPOSITARY RECEIPT WILL NOT BE ENTITLED TO INSTRUCT THE DEPOSITARY AS TO THE EXERCISE OF VOTING RIGHTS ASSOCIATED WITH THE COMMON SHARES REPRESENTED HEREBY UNLESS A CHANGE IN TURKISH LAW PERMITS THE DEPOSITARY AND REGULATION S AMERICAN DEPOSITARY SHARE OWNERS AND HOLDERS TO EXERCISE VOTING RIGHTS WITHOUT REGISTRATION.  THE DEPOSITARY IS UNDER NO OBLIGATION TO EFFECT SUCH REGISTRATION.

Such legend is hereinafter referred to as the "Securities Act Legend".

In addition to the foregoing, the Receipts shall, with the prior written consent of the Issuer (which consent shall not be unreasonably withheld) and upon the request of the Issuer may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement or the Articles as may be required by the Depositary or the Issuer or required to comply with any applicable law or regulations or with the rules and regulations of any securities exchange upon which the American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date or manner of issuance of the underlying Deposited Securities or otherwise.

The Receipts shall bear a CUSIP number that is different from any CUSIP number that is or may be assigned to any Rule 144A ADSs evidenced by Rule 144A ADRs issued by the Depositary pursuant to the Rule 144A Deposit Agreement.

If applicable, the Receipts shall bear an ISIN number that is different from any ISIN number that is or may be assigned to any Rule 144A ADSs evidenced by Rule 144A ADRs issued by the Depositary pursuant to the Rule 144A Deposit Agreement.

(a)

The Issuer and the Depositary shall make application to DTC, Euroclear and Cedel for acceptance of the Book-Entry ADSs for their respective book-entry settlement systems.  The Issuer hereby appoints the Depositary acting through any authorized officer thereof as its attorney-in-fact, with full power to delegate, for purposes of executing any agreements, certifications or other instruments or documents necessary or desirable in order to effect the acceptance of the Book-Entry ADSs for DTC, Euroclear and Cedel eligibility, including but not limited to the Letter of Representations, the form of which is attached hereto as Exhibit B, with such modifications as are agreed to by the Issuer and the other parties thereto.

Prior to the "Effective Time" as such term is defined herein, so long as the Book-Entry ADSs are eligible for book-entry  settlement with DTC, Euroclear and Cedel, unless otherwise required by law, such Book-Entry ADSs representing the Shares deposited with the Custodian shall be represented by a Master ADR registered in the name of a nominee of DTC (initially expected to be Cede & Co.) and no person acquiring such Book-Entry ADSs shall receive or be entitled to receive physical delivery of certificated Receipts evidencing American Depositary Shares.  The Bank of New York or such other entity as is agreed with DTC may hold the Master ADR as custodian for DTC.  During any period in which Book-Entry ADSs are represented by the Master ADR, ownership of beneficial interests in the Master ADR shall be shown on, and the transfer of such ownership shall be effected only through, records maintained by (i) DTC or its nominee (with respect to participants' interests) or (ii) institutions having accounts with DTC.  All references in this Deposit Agreement to issuance or delivery of Receipts shall be deemed to include, where applicable, adjustments in the records of the Depositary showing the number of Book-Entry ADSs evidenced by the Master ADR.  Subsequent to the Effective Time, Issuer shall instruct the Depositary to cancel the Master ADR and to execute and deliver certificated Receipts to or upon the order of the  Owner of the Master ADR.

The Issuer has requested that DTC not effect any book-entry deliveries of the Book-Entry ADSs, except deliveries to or between DTC participant accounts maintained by the banks that act as depositaries for Cedel and Euroclear (the "Deliver Order Chill") until the Issuer delivers further instructions.  It is anticipated that the Issuer will request that DTC remove such Deliver Order Chill at the Effective Time (or such other date as may be determined by the Issuer or the Depositary in accordance with applicable law).

For so long as the Master ADR is registered in the name of DTC or its nominee, it shall bear a legend substantially in the following form:

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the agent authorized by the issuer for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

If, at any time when Book-Entry ADSs are represented by the Master ADR prior to the Effective Date, DTC ceases to make its book-entry settlement system available for the Book-Entry ADSs, the Issuer shall consult with the Depositary regarding other arrangements for book-entry settlement.  Only in the event that it  is impracticable without undue effort or expense to continue to make the ADSs available in book-entry form as determined by the Issuer and the Depositary shall the Issuer instruct the Depositary to make Receipts evidencing Physical ADSs available to the Beneficial Owners in physical, certificated form, with such additions, deletions and modifications to the form of Receipt attached hereto as Exhibit A and this Deposit Agreement and subject to the requirements of any other documents, statements or certifications in connection therewith as the Issuer and the Depositary may, from time to time, agree.  In the event of issuance of Receipts in physical, certificated form evidencing Physical ADSs, such Receipts may evidence any number of American Depositary Shares.

The Receipts shall be typewritten, in the case of the Master ADR, and otherwise shall be engraved, lithographed or printed, or in such other form as may be agreed upon by the Issuer and the Depositary.  The Master ADR shall bear such legend or legends as may be required by DTC for acceptance of the Book-Entry ADSs for its book-entry settlement system.  The Master ADR shall provide that it shall represent the aggregate amount of Book-Entry ADSs from time to time indicated in the records of the Depositary as being issued hereunder and that the aggregate amount of American Depositary Shares represented thereby may from time to time be increased or decreased by the adjustment of such records of the Depositary and of DTC or its nominee as hereinafter provided.

Title to a Receipt (and to the American Depositary Shares evidenced thereby), when properly endorsed or accompanied by a proper instrument or instruments of transfer and transferred in accordance with the terms of this Agreement, including without limitations Sections 2.04 and 2.06, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that the Issuer and the Depositary, notwithstanding any notice to the contrary, may treat the Owner thereof as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes and neither the Depositary nor the Issuer shall have any obligation or be subject to any liability under this Deposit Agreement to any holder of a Receipt unless such holder is the Owner thereof.

SECTION 2.02

Deposit of Shares.

(a)

The Initial Deposit shall be made by delivery of Shares to an account maintained by the Custodian for such purpose.  Provided that the Book-Entry ADSs are accepted for the book-entry settlement systems of DTC, Euroclear and Cedel, it is contemplated that all American Depositary Shares sold in connection with the Initial Deposit will be Book-Entry ADSs.  Prior to such delivery, the depositor shall deliver, or cause to be delivered, (i) to the Depositary (A) a certificate signed on behalf of the depositor, certifying the number of Book-Entry ADSs sold in connection with the Initial Deposit (the "Initial Deposit Certificate") and (B) a  written order from or on behalf of the depositor directing the Depositary to execute and deliver to DTC or its custodian to be credited to the participant account of Euroclear and Cedel, the Master ADR evidencing the number of Book-Entry ADSs specified in the Initial Deposit Certificate and (ii) to DTC, an instruction on behalf of the Issuer, specifying the DTC participant or participants to whose account(s) such Book-Entry ADSs should be credited.

Subsequent to the Initial Deposit, subject to the terms and conditions of this Deposit Agreement, Shares or evidence of rights to receive Shares may be deposited under this Deposit Agreement by delivery thereof to any Custodian hereunder, accompanied by any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, accompanied by all  dividend rights and bonus share coupons appurtenant thereto to be paid in the future, or rights to receive such  coupons if applicable, together with all such certifications and payments as may be required from the individual depositing the underlying Shares or any governmental agency, stock exchange, etc., by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order (1) directing the Depositary to adjust its records, as contemplated by Section 2.01(b), so as to increase, by the number of American Depositary Shares representing such deposited Shares, the number of American Depositary Shares evidenced by the Master ADR, and specifying the person or persons to whose DTC participant account such increase in the number of American Depositary Shares should be credited or (2) in the case of deposits made at any time that DTC's book-entry settlement system is not available for the Book-Entry ADSs as provided in Section 2.01(b), directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order, a Receipt or Receipts in physical certificated form for the number of Physical ADSs representing such deposited Shares.  A deposit of Shares pursuant to the preceding sentence may also be made by the delivery to any custodian hereunder of Shares withdrawn from deposit under the Rule 144A Deposit Agreement, provided that such Shares are no longer restricted securities within the meaning of Rule 144.

Notwithstanding anything to the contrary in the foregoing, prior to expiration of a restricted period (defined as the later of 40 days after the initial deposit under this Section 2.02 and the completion of the distribution of the American Depositary Shares, the Rule 144A ADSs and the Shares) and the effectiveness of a registration statement under the Securities Act relating to the American Depositary Shares (the "Effective Time"), any issuance of American Depositary Shares pursuant to this Deposit Agreement shall be subject to receipt by the Depositary of a duly executed and completed written certificate and agreement ("Depositor Certificate"), in substantially the form attached as Annex I hereto, by or on behalf of the person who will be the beneficial owner of the American Depositary Share or American Depositary Shares to be issued upon deposit of such Shares.

No Share shall be accepted for deposit unless accompanied by evidence, if any is required by the Depositary, that is reasonably satisfactory to the Depositary that all conditions to such deposit have been satisfied by the person depositing such Shares under the laws and regulations of Turkey and any necessary approval has been granted by any governmental body in the laws of  Turkey, if any, which is then performing the function of the regulation of currency exchange, including a certificate by or on behalf of the person depositing such Shares that there are no restrictions in the Turkish exchange control laws then in force that are applicable to the transfer to the Depositary of dividends or any other rights arising out of the Depositary's acquisition, holding or disposal of such Shares within or outside Turkey or to the receipt of Lira upon disposal of such Shares or the conversion, by or on behalf of the Depositary of such amounts denominated in Lira into any other currency, other than the restrictions on the right to participate in Board of Directors' or stockholders' meetings, or exercise voting rights with respect to Shares, in the absence of registration with the appropriate authorities in Turkey, which registration has not been made.  If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Issuer or the Foreign Registrar, if applicable, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been registered may thereafter receive upon or in respect of such Deposited Securities, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request, risk and expense of any person proposing to deposit Shares, and for the account of such person, the Depositary may receive certificates for Shares to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

Upon each delivery to a Custodian of a certificate or certificates for Shares to be deposited hereunder, together with the other documents above specified, such  Custodian shall, either (a) as soon as transfer and recordation can be accomplished, subsequent to receipt by the Depositary or its nominee or the Custodian of any required government approvals, present such certificate or certificates to the Issuer or the Foreign Registrar, if applicable, for transfer and recordation of the Shares being deposited in the name of the Depositary or its nominee or such Custodian or its nominee, such presentation to be at the sole discretion of the Depositary or its nominee or such Custodian or (b) if such certificates for Shares are delivered to the Custodian with a form of transfer executed in blank and  the Depositary or its  nominee or such Custodian does not present such Shares to the appointed agent of the Issuer for the transfer and registration of the Shares for transfer or recordation thereof, it is agreed that ownership or co-ownership of such Shares shall pass to the Depositary for the purpose of this Deposit Agreement and that the transfer of possession shall be effected by delivery of such certificate directly to the Custodian who shall hold it in safe custody for the account and to the order of the Depositary and for the benefit of the Owners and Beneficial Owners.

(b)

The Depositary agrees to instruct the Custodian to place all Shares accepted for deposit under this Deposit Agreement into segregated accounts separate from any Shares of the Issuer that may be held by such Custodian under any other depositary receipt facility relating to the Shares.

(c)

Deposited Securities shall be held by the Depositary or by a Custodian in the name of the Depositary, if applicable, for the benefit of the Owners and Beneficial Owners or at such other place or places as the Depositary shall determine.

SECTION 2.03

Execution and Delivery of Receipts.

(a)

Upon receipt from the Custodian of confirmation that the Initial Deposit and delivery of the other documents specified in Section 2.02(a) have been duly made, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver to DTC or its custodian the Master ADR evidencing the number of Book-Entry ADSs specified in the Initial Deposit Certificate as having been sold in connection with the Initial Deposit.

In the case of any deposit of Shares other than the Initial Deposit, upon receipt by any Custodian of any deposit pursuant to Section 2.02(b) hereunder (and in addition, if the transfer books of the Issuer or the Foreign Registrar, if applicable, are open and if the Depositary or its nominee or the Custodian has presented such certificates to the Issuer or the Foreign Registrar and the Depositary so requires, a proper acknowledgment or other evidence from the Issuer or the appointed agent of the Issuer for transfer and registration of Shares which may but need not be the Foreign Registrar, as the case may be, satisfactory to the Depositary that any Deposited Securities in registered form have been recorded upon the books of the Issuer or the appointed agent of the Issuer for transfer and registration of Shares, which may but need not be the Foreign Registrar, if applicable, in the name of the Depositary or its nominee or such Custodian or its nominee), together with the other documents required as above specified and pursuant to Section 2.06, the Custodian shall notify the Depositary of such deposit and the name and DTC account number of the DTC participant or participants to whose account(s) the Book-Entry ADSs should be credited or, if DTC's book-entry settlement system is not then available for the Book-Entry ADSs as provided in Section 2.01(b), the person or persons to whom or upon whose written order a certificated Receipt or Receipts for Physical ADSs is or are deliverable in respect thereof and the number of American Depositary Shares to be evidenced thereby.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.

Upon receiving such notice from such Custodian, the Depositary or its agent, subject to this Deposit Agreement, shall (a) if DTC's book-entry settlement system is then available for the Book-Entry ADSs (i) adjust its records to reflect such deposit so as to evidence the aggregate number of Book-Entry ADSs then outstanding and (ii) instruct DTC to adjust its records to reflect such increase and credit the designated DTC participant account or accounts with such increase, or (b) if DTC's book-entry settlement system is not then available for Book-Entry ADSs as provided in Section 2.01(b), execute and deliver before the Effective Time outside the United States at the expense and risk of the person depositing such Shares, and at or after the Effective Time at its Corporate Trust Office, to or upon the order of the person or persons named in the notice delivered to the Depositary, a certificated Receipt or Receipts, registered in the name or names requested by such person or persons, and evidencing in the aggregate the number of Physical ADSs to which such person or persons are entitled, but, in either case, (A) only upon payment to the Depositary or Custodian of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the deposited Shares and (B) subject to the other terms of this Deposit Agreement and the provisions of the  Articles  and of the Deposited Securities.

Prior to the Effective Time, the Depositary shall neither execute nor deliver a Receipt nor adjust its records in respect of any deposit of Shares unless a Depositor Certificate in substantially the form appearing as Annex I hereto is provided to the Depositary by or on behalf of the person acquiring beneficial ownership of any American Depositary Share; provided, that such certification and agreement need not be given and made in connection with the Initial Deposit and the initial issuance of Receipts.

The Depositary shall deliver a confirmation regarding the deposit of such Shares and the issuance of a Receipt or Receipt, or the adjustment of its records to reflect such increase in the number of American Depositary Shares outstanding, as the case may be, to the person or persons to whom or to whose DTC participant account or accounts such American Depositary Shares are delivered or credited, such confirmation to contain, inter alia, a notice with respect to the restrictions on the transfer of such Shares and American Depositary Shares substantially in the form of the legend set out in Section 2.01(a).

SECTION 2.04

Transfer of Receipts; Combination and Split-up of Receipts.

The Depositary, subject to the terms and conditions of this Deposit Agreement, including payment of the fees of the Depositary as provided in Section 5.09, shall, without unreasonable delay, register transfers of Receipts on its transfer books from time to time, upon any surrender of a Receipt, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by a proper instrument or instruments of transfer, (including, in the case of any Receipt in physical, certificated form, the due execution and completion of any endorsements appearing thereon relating to compliance with restrictions applicable to the transfer thereof), and duly stamped as may be required by the laws of the State of New York and of the United States and of Turkey.  Thereupon the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto, subject to receipt of any certifications  by such person as the Depositary and the Issuer may require in order to comply with applicable laws.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as evidenced by the Receipt or Receipts surrendered.

The Depositary may, after consultation with the Issuer, appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  Each co-transfer agent appointed under this Section 2.04 shall give notice in writing to the Issuer and the Depositary accepting such appointment and agreeing to be bound by the applicable terms of this Deposit Agreement.   In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by holders of Receipts or Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.05

Surrender of Receipts and Withdrawal of Shares.

Subject to the terms and conditions of this Deposit Agreement, upon (i) receipt by the Depositary at its Corporate Trust Office of written instructions from DTC or DTC's nominee on behalf of any Beneficial Owner, if the book-entry settlement system of DTC is then available for the Book-Entry ADSs, or (ii) surrender at the Corporate Trust Office of the Depositary of a Receipt evidencing Book-Entry ADSs or Physical ADSs, if (x) such surrender is subsequent to the Effective Time or (y) the book-entry settlement system of DTC shall have become unavailable for Book-Entry ADSs, in either case for the purpose of withdrawal  of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt or representing such person's beneficial interest in Book-Entry ADSs represented by the Master ADR, and upon payment of the fee of the Depositary for the surrender of Receipts as provided in Section 5.09 (which may be waived by agreement between the Depositary and the Issuer in the case of Shares which are to be deposited pursuant to the terms and conditions of the Rule 144A Deposit Agreement) and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Articles and the Deposited Securities, the Owner of such Receipt acting for itself or on behalf of the Beneficial Owner or DTC participant, as the case may be, shall be entitled to delivery, to him or upon his order, as permitted by applicable law, of the amount of Deposited Securities at the time represented by the American Depositary Shares evidenced by such Receipt or such beneficial interest.  Delivery of such Deposited Securities may be made, as permitted by applicable law, by the delivery of (x) (i) certificates in the name of such Owner or as ordered by him or certificates properly endorsed or accompanied by a proper instrument or instruments of transfer to such Owner or as ordered by him or (ii) certificates with a form of transfer executed in blank and (y) any other securities, property and cash to which such Owner is then entitled in respect of such Receipts to such Owner or as ordered by him.  It is agreed that ownership or co-ownership of such Shares and/or Deposited Securities  with a  transfer executed in blank shall pass on from the Depositary to the Owner or as ordered by him upon delivery of such Shares and/or other Deposited Securities.  Such delivery shall be made, as hereinafter provided, without unreasonable delay.

Notwithstanding the foregoing, prior to the Effective Time (or such other date as may be determined by the Issuer and the Depositary, in accordance with applicable law), no Deposited Securities may be withdrawn upon receipt of written instructions from DTC or DTC's nominee on behalf of any Beneficial Owner or upon the surrender of a Receipt, as the case may be, unless at or prior to the time of surrender, the Depositary shall have received a duly executed and completed written certification and agreement ("Withdrawal and Transfer Certificate"), in substantially the form attached hereto as Annex II, by or on behalf of the person surrendering such Receipt who after such withdrawal will be the beneficial owner of such Deposited Securities.

Prior to the Effective Time, no Owner may transfer American Depositary Shares or Shares represented thereby to, or for the account of, a qualified institutional buyer as defined in Rule 144A ("QIB") unless such Owner (i) withdraws such Shares in accordance with this Section 2.05 and (ii) instructs the Depositary to deliver the Shares so withdrawn to the account of the custodian under the Rule 144A Deposit Agreement for issuance thereunder of Rule 144A ADSs to or for the account of such QIB.  Issuance of such Rule 144A ADSs shall be subject to the terms and conditions  of the Rule 144A Deposit Agreement including with respect to the deposit of Shares and the issuance of Rule 144A ADSs, including delivery of the duly executed and completed written certificate and agreement required under Section 2.02 of the Rule 144A Deposit Agreement, by or on behalf of the person who will be the beneficial owner of such Rule 144A ADRs, representing that such person is a QIB and agreeing that it will comply with the restrictions on transfer set forth in the Rule 144A Deposit Agreement and to payment of the fees, charges and taxes provided therein.

A Receipt surrendered under this Section 2.05 may be required by the Depositary to be properly endorsed in blank or accompanied by a proper instrument or instruments of transfer in blank, and if the Depositary so requires, the Owner thereof or the Beneficial Owner of an interest as to which withdrawal instructions have been given, as the case may be, shall execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order, as permitted by applicable law.  Thereupon the Depositary shall direct the Custodian to deliver at the Istanbul, Turkey, office of the Custodian, subject to Sections 2.06, 3.01 and 3.02 and to the other terms and conditions of this Deposit Agreement and the Articles, to or upon the written order of the person or persons designated in the order delivered to the Depositary if so required by the Depositary and as above provided, the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt or such beneficial interest, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt or such beneficial interest, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering a Receipt, or Beneficial Owner submitting such written instructions for delivery and for the account of such Owner, the Depositary shall direct the Custodian to transfer or forward any cash, rights or other property other than rights comprising, and forward a certificate or certificates and other proper documents of title for, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt or beneficial interest to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such owner, by cable, telex or facsimile transmission.

Notwithstanding the foregoing, each Owner acknowledges that, and each of the Depositary and the Custodian agrees that, prior to the Effective Time, neither the Custodian nor the Depositary will make any actual delivery of Shares to any Owner at an address within the United States (as defined under Regulation S).

The Issuer represents and warrants that there are no restrictions under the Turkish exchange control laws in force as of the date of this Deposit Agreement that are applicable to the transfer of dividends or any other rights, other than the restrictions on the right to participate in Board of Directors' or stockholders' meetings, or exercise voting rights with respect to Shares, in the absence of registration with the appropriate authorities in Turkey, which registration has not been made, arising out of the acquisition, holding or disposal of Shares withdrawn upon the surrender of a Receipt or to the receipt of Lira upon disposal of such Shares or to the conversion by or on behalf of any person that has withdrawn Shares of any such amounts denominated in Lira into any other currency, provided that any acquisition or disposition of such Shares is effected through a bank or broker authorized by the Turkish Capital Markets Board.

SECTION 2.06  Limitations on Execution and Delivery, Transfer and Surrender of Receipts and Withdrawing of Deposited Securities.

(a)

As a condition precedent to the execution and delivery, registration of transfer, split-up, combination or surrender of any Receipt or transfer or withdrawal of any Deposited Securities, or adjustment of the Depositary's records to reflect the deposit of Shares or any such transfer, split-up, combination, surrender or withdrawal, the Depositary, the Issuer, the Custodian or the Registrar may require payment from the Owner, the depositor of Shares or the presenter of the Receipt of a sum sufficient to reimburse it for any tax, duty or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge or fee with respect to the Shares being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of this Deposit Agreement.

(b)

The delivery of Receipts against deposits of Shares generally or against or in order to reflect deposits of particular Shares may be suspended, or deposits of Shares may be withheld, or the registration of transfer of Receipts in particular instances may be withheld, or the registration of transfer of outstanding Receipts, their split-up or combination or the receipt of written instructions from any person having a beneficial interest in Book-Entry ADSs represented by the Master ADR for the purpose of withdrawal of Deposited Securities, may be suspended generally or in particular instances, during any period when the transfer books of the Depositary or the Issuer or the Foreign Registrar, if applicable, are closed, or if any such action is deemed necessary or advisable by the Depositary or the Issuer at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this  Deposit Agreement, or the provisions of or governing Deposited Securities, or any securities exchange on which the Receipts or Shares are listed any meeting of shareholders or any payment of dividends, or for any other reason.

(c)

Notwithstanding anything to the contrary in this Deposit Agreement, subsequent to the Effective Time, Owners shall be entitled to withdraw Deposited Securities subject only to the conditions set forth in paragraph IA(1) of the General Instructions (or any successor provisions thereto), as in effect from time to time, to Form F-6 as prescribed by the Commission under the Securities Act of 1933.

Without limiting the foregoing, at or after the Effective Time, Shares which the Depositary believes have been withdrawn from a restricted American depositary receipt facility established or maintained by a depositary bank (including any such other facility maintained by the Depositary pursuant to the Rule 144A Deposit Agreement) may be accepted for deposit hereunder only if such Shares have been acquired in a transaction (i) registered under the Securities Act of 1933, (ii) in accordance with Regulation S, or (iii) in accordance with Rule 144 under the Securities Act of 1933 (if available), and the Depositary may, as a condition to accepting the deposit of such Shares hereunder, require the person depositing such Shares to provide the Depositary with a certificate in writing to the foregoing effect.

SECTION 2.07

Mutilated, Destroyed, Lost or Stolen Receipts.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Before the Depositary shall execute and deliver a new Receipt in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.08  Cancellation and Destruction of Surrendered Receipts.

All Receipts physically surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary is authorized to destroy Receipts so cancelled seven (7) years after such cancellation.

SECTION 2.09  Pre-Release of Receipts.

Notwithstanding Section 2.03 hereof, but subject to the provisions of this Section 2.09, the Depositary may execute and  deliver Receipts prior to the receipt of Shares pursuant to Section 2.02 ("Pre-Release").  The Depositary may, pursuant to Section 2.05, deliver Shares upon the receipt and cancellation of Receipts which have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such Receipt has been Pre-Released.  The Depositary may receive Receipts in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom Receipts are to be delivered (the "Pre-Releasee") that the Pre-Releasee, or its customer, owns the Shares or Receipts to be remitted, as the case may be, assigns all beneficial right, title and interest therein, to the Depositary in its capacity as such and for the benefit of the Owners, will not take any action with respect to such Shares or Receipts, as the case may be, that is inconsistent with the transfer of beneficial ownership, and will deliver such Shares or Receipts upon the Depositary's request (no evidence of ownership is required or time of delivery specified), (b) at all times fully collateralized (marked to market daily) with cash or United States government securities until such Shares are deposited, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of American Depositary Shares which are outstanding at any time as a result of Pre-Releases will not normally exceed thirty percent (30%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee's obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee's obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction.  The Depositary may retain for its own account any compensation  for the issuance of Shares or Receipts against such other rights to receive Shares, including without limitation earnings on the collateral securing such rights.

The Depositary shall require that, prior to the Effective Time, the person to whom any Pre-Release is to be made pursuant to this Section 2.09 deliver to the Depositary a duly executed and completed Depositor Certificate in substantially the form attached hereto as Annex I.

SECTION 2.10  Maintenance of Records.

The Depositary agrees to maintain records of all Receipts surrendered and Deposited Securities withdrawn under Section 2.05, substitute Receipts delivered under Section 2.07, and cancelled or destroyed Receipts under Section 2.08, in keeping with procedures ordinarily followed by stock transfer agents located in The City of New York.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS OF RECEIPTS.

SECTION 3.01  Filing Proofs, Certificates and Other Information.

Any person presenting Shares for deposit or any Owner of a Receipt may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, proof of the identity of any person legally or beneficially interested in the Receipt and the nature of such interest, proof of compliance with all applicable laws and regulations and provisions of or governing Deposited Securities and the terms of this Deposit Agreement or such information relating to the registration on the books of the Issuer or the appointed agent of the Issuer for transfer and registration of Shares, which may but need not be the Foreign Registrar, if applicable, of the Shares presented for deposit or other information, to execute such certificates and to make such representations and warranties, as the Depositary or the Issuer may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any Receipt or the distribution of any dividend or sale of any dividend or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities underlying such Receipt until such proof or other information is filed or such certificates are executed or such representations and warranties made.  Upon the request of the Issuer, the Depositary shall provide the Issuer, in a timely manner, with copies of all such certificates, proofs of citizenship or residence and such written representations and warranties provided to the Depositary under this Section 3.01.  Each Owner agrees to provide any information requested by the Issuer or the Depositary pursuant to this paragraph.

SECTION 3.02  Liability of Owner for Taxes.

If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any Receipt or any Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, such tax or other governmental charge shall be payable by the Owner of such Receipt to the Depositary.  The Depositary may refuse to effect registration of transfer of such Receipt or any transfer and withdrawal of Deposited Securities represented by American Depositary Shares evidenced by such Receipt until such payment is made, and may withhold any dividends or other distributions in respect of any Deposited Securities, or may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax, duty, or other governmental charge (and any taxes and expenses arising or incurred as a result of  effecting any such sale) and the Owner of such Receipt shall remain liable for any deficiency.

SECTION 3.03  Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares and each certificate therefor are validly issued, fully paid, nonassessable and free of any preemptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized to do so.  Every such person shall also be deemed to represent and warrant that, except with respect to the Initial Deposit and any deposit permitted hereunder pursuant to Section 4.03, 4.04 or 4.09, such person is not and shall not become at any time while such person holds Receipts or any beneficial interest therein an affiliate of the Issuer.  In addition, every person depositing Shares, taking delivery of or transferring Receipts or a beneficial interest therein, or surrendering Receipts or a beneficial interest therein and withdrawing Shares under this Deposit Agreement shall also be deemed thereby (1) prior to the Effective Time, to (a) have made the representations and warranties required pursuant to Section 2.02 hereof, (b) acknowledge and agree that the Receipts, the American Depositary Shares evidenced thereby and the Shares represented thereby have not been registered under the Securities Act of 1933 and may not be offered, sold, pledged or otherwise transferred except (i) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act or (ii) to a person whom the seller reasonably believes is a qualified institutional buyer ("QIB") as defined in Rule 144A in a transaction meeting the requirements of Rule 144A, in each case in accordance with any applicable securities laws of any state of the United States and provided that in connection with any transfer under (ii) above, the transferor shall withdraw the Shares or the Deposited Securities in accordance with the terms and conditions of this Deposit Agreement and instruct that such Shares be delivered to the custodian under the Rule 144A Deposit Agreement for issuance, in accordance with the terms and conditions thereof, of Rule 144A ADSs to or for the account of such QIB, and (c) acknowledge and agree that there can be no assurance that a registration statement under the Securities Act relating to the Receipts will be filed or, if filed, will be declared effective under the Securities Act by the Commission, and that there can be no assurance as to the timing of the filing of any such registration statement or the timing of the effectiveness thereof under the Securities Act of 1933, or (2) at or after the Effective Time, to (a) acknowledge and agree that the Shares have not been and will not be registered under the Securities Act and (b) represent and warrant that any such deposit, transfer or surrender and withdrawal and the offer or sale of the American Depositary Shares and the Shares represented thereby by such person in the United States are not restricted under the securities laws of the United States or any state of the United States.  All such representations and warranties shall survive the deposit of such Shares and issuance of Receipts therefor.

SECTION 3.04  Disclosure of Interests.

(a)  The Issuer may from time to time request Owners to provide information as to the capacity in which such Owners own or owned Receipts and regarding the identity of any other persons then or previously interested in such Receipts and the nature of such interest and various other matters. Each Owner agrees to provide any information requested by the Issuer or the Depositary pursuant to this Section 3.04.  The Depositary agrees to comply with reasonable written instructions received from the Issuer requesting that the Depositary forward any such requests to the Owners and to forward to the Issuer any such responses to such requests received by the Depositary.

(b)  To the extent that provisions of or governing any Deposited Securities, the Articles or applicable law may require the disclosure of beneficial or other ownership of Deposited Securities and other securities to the Issuer and provide for blocking of Owners' transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use efforts which are reasonable and practicable in order to comply with Issuer instructions as to Receipts in respect of any such enforcement of limitation.  Owners shall comply with all such disclosure requirements and shall cooperate with the Depositary's compliance with such instructions and by their holding of Receipts are deemed to consent to any such limitation or blocking of rights.

ARTICLE 4.

THE DEPOSITED SECURITIES.

SECTION 4.01  Cash Distributions.

Whenever the Depositary or the Custodian shall receive any cash dividend or other cash distribution by the Issuer on any Deposited Securities, subsequent to receipt thereof from the Issuer, the Depositary shall, if such cash is received in Foreign Currency, subject to the provisions of Section 4.05 and to the following sentence, as soon as possible, convert such dividend or distribution into Dollars and shall  distribute, as soon as possible, the amount thus received (net of the fees of the Depositary as provided in Section 5.09) to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively; provided, however, that in the event that the Issuer or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution in respect of any Deposited Security an amount on account of taxes or other governmental charges, the amount distributed to the Owner of the Receipts evidencing American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without distributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent  and so distributed to owners entitled thereto.  The Issuer or its agent, the Custodian or the Depositary, as appropriate will remit to the appropriate governmental authority or agency in Turkey all amounts (if any) required to be withheld and owing to such authority or agency.  The Depositary will as soon as possible forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental agencies, and the Depositary or the Issuer or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of Receipts.

SECTION 4.02  Distributions Other than Cash, Shares or Rights.

Subject to the provisions of Sections 4.11 and 5.09, whenever the Depositary shall receive any distribution other than a distribution described in Sections 4.01, 4.03 or 4.04, subsequent receipt thereof from the Issuer, the Depositary shall cause the securities or property received by it to be distributed to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any securities law requirements, any requirement that the Issuer or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners or holders of Receipts) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees of the Depositary as provided in Section 5.09) shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash, provided that any unsold balance of such securities or property may be distributed by the Depositary to the Owners entitled thereto in accordance with securities laws and such equitable and practicable method as the Depositary shall have adopted.

SECTION 4.03  Distributions in Shares.

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, the Depositary may, subsequent to receipt thereof from the Issuer, with the approval of the Issuer, and shall if the Issuer shall so request, distribute as promptly as practicable to the Owners of outstanding Receipts entitled thereto, in proportion to the number of  American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively, additional Receipts evidencing an aggregate number of American Depositary Shares representing the amount of Shares received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares evidenced by Receipts, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of the fees of the Depositary as provided in Section 5.09.  In lieu of delivering Receipts for fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute, as promptly as practicable, the net proceeds, all in the manner and subject to the conditions described in Section 4.01.  If additional Receipts are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

The Depositary may withhold any distribution of Receipts under this Section 4.03 subject to its satisfaction that such distribution does not require registration under the Securities Act of 1933 or is exempt from registration under the provisions of such Act.

SECTION 4.04  Rights.

In the event that the Issuer shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary, after consultation with the Issuer, shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available in Dollars to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse; provided, however, if at the time of the offering of any rights the Depositary determines in its discretion, after consultation with the Issuer, that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other Owners, the Depositary, after consultation with the Issuer, may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.  If the Depositary determines in its discretion, after consultation with the Issuer, that it is not lawful and feasible to make such rights available to certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights  available, and allocate the net proceeds of such sales (net of the fees of the Depositary as provided in Section 5.09 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any Receipt or Receipts or otherwise.  The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner or Owners in particular.

If an Owner of Receipts requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Issuer to the Depositary that (a) the Issuer has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Issuer has determined in its sole discretion are reasonably required under applicable law.  Upon instruction pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Shares to be received upon the exercise of the rights, and upon payment of the fees of the Depositary as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Shares, and the Issuer shall cause the Shares so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Shares so purchased to be deposited pursuant to Section 2.02 of this Deposit Agreement, and shall, pursuant to Section 2.03 of this Deposit Agreement, execute and deliver to such Owner Receipts.

If registration under the Securities Act of 1933 of the securities to which any rights relate is required in order for the Issuer to offer such rights to Owners and sell the securities upon the exercise of such rights to Owners, the Depositary will not offer such rights to the Owners having an address in the United States unless and until such a registration statement is in effect, or unless the offering and sale of such securities to the Owners of such Receipts are exempt from registration under the provisions of such Act.

Notwithstanding any terms of this Deposit Agreement to the contrary, the Issuer shall have no obligation to prepare and file a registration statement for any purpose.

SECTION 4.05  Conversion of Foreign Currency.

Subject to any restrictions imposed by the laws of Turkey, regulations or applicable permits issued by any governmental  body in Turkey, if any, which is then performing the function of the regulation of currency exchange, whenever the Depositary or the Custodian shall receive Foreign Currency, by way of dividends or other distributions or Deposited Securities or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the Foreign Currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars (net of reasonable and customary expenses incurred by the Depositary in conversion of the Foreign Currency) transferred to the United States, the Depositary  shall convert or cause to be converted as promptly, as practicable, by sale or in any other manner that it may determine, such Foreign Currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments, as applicable, upon surrender thereof for cancellation in whole or in part depending upon the terms of such warrants or other instruments.  Such distribution shall be made in proportion to the number of American Depositary Shares representing Deposited Securities evidenced by Receipts held respectively by such Owners entitling them to such Dollars and may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any Foreign Currency received by the Depositary is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the Foreign Currency (or an appropriate document evidencing the right to receive such Foreign Currency) received by the Depositary to, or in its discretion may hold such Foreign Currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of Foreign Currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the Foreign Currency received by the Depositary to, or hold such  balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

SECTION 4.06  Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or if the Depositary has the right to vote the Shares or other Deposited Securities represented by the American Depositary Shares, whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities or whenever the Depositary shall find it necessary, the Depositary shall fix a record date, which date shall to the extent practicable, be the same record date fixed by the Issuer, (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof or (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (b) for fixing the date on or after which each American Depositary Share will represent the changed number of Shares.  Subject to the provisions of Sections 4.01 through 4.05 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares evidenced by  Receipts held by them respectively and to give voting instructions, to exercise the rights of Owners hereunder with respect to such changed number of Shares and to act in respect of any other such matter.

SECTION 4.07  Voting of Deposited Securities.

OWNERS OF AMERICAN DEPOSITARY SHARES EVIDENCED BY RECEIPTS WILL NOT BE ENTITLED TO INSTRUCT THE DEPOSITARY AS TO THE EXERCISE OF VOTING RIGHTS ASSOCIATED WITH THE SHARES REPRESENTED BY THE RECEIPTS.  THE FOLLOWING PROVISIONS WILL APPLY ONLY IN THE EVENT A CHANGE OF TURKISH LAW PERMITS THE DEPOSITARY AND  AMERICAN DEPOSITARY SHARE OWNERS TO EXERCISE SUCH VOTING RIGHTS WITHOUT REGISTRATION.  THE DEPOSITARY IS UNDER NO OBLIGATION TO EFFECT SUCH REGISTRATION.

At any time that the Depositary has the right to vote the Deposited Securities represented by the American Depositary Shares, the Depositary will comply with the following provisions.

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall, if requested in writing as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be subject to the reasonable discretion of the Depositary, which shall contain  (a) such information as is contained in such notice of meeting received by the Depositary from the Issuer, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Turkish law and of the Articles of the Issuer and the provisions of the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares evidenced by such Owners' Receipts and (c) a statement as to the manner in which such instructions may be given, including, when applicable, an express indication that instructions may be given.  Upon the written request of an Owner on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable and permitted under applicable laws and the provisions of the Articles of the Issuer and the provisions of the Deposited Securities, to vote or cause to be voted the amount of Shares or other Deposited Securities the right to receive which is represented by the American Depositary Shares evidenced by such Owner's Receipt in accordance with any nondiscretionary instructions.  The Depositary shall not, and the Depositary shall ensure that each Custodian or any of its nominees shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities other than in accordance with such instructions from such Owner.

SECTION 4.08  Changes Affecting Deposited Securities.

In circumstances where the provisions of Section 4.03 do not apply, upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Issuer or to which it is a party, any securities which shall be received by the Depositary or a Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, after consultation with the Issuer, and shall, if the Issuer shall so request, execute and deliver additional Receipts as in the case of a dividend in Shares, and subject to the provisions of Section 4.03, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

SECTION 4.09  Reports.

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from the  Issuer which are both (a) received by the Depositary or the Custodian or the nominee of either as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Issuer.  The Depositary shall also send to the Owners copies of such reports when furnished by the Issuer pursuant to Section 5.06.  Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Issuer shall be furnished in English to the extent, if any, such materials are required to be furnished in English pursuant to any regulations of the Commission.

The Depositary, subsequent to the Effective Time, shall also furnish to the Commission the name of each dealer known to the Depositary depositing Shares against issuance of American Depositary Shares evidenced by Receipts during the period covered by the report.  The Issuer shall furnish the Depositary with the name of each dealer known to the Issuer and the Depositary shall include in its report the name of each such dealer supplied by the Issuer.

SECTION 4.10  Lists of Receipt Owners.

Promptly upon request by the Issuer, the Depositary shall furnish to it a list, as of the most recent practicable date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

SECTION 4.11  Withholding.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares representing such Deposited Securities evidenced by Receipts held by them respectively, and the Depositary shall distribute any unsold balance of such property in accordance with the provisions of this Deposit Agreement.  The Issuer or its agent, the Custodian or the Depositary, as the case may be, shall remit to appropriate governmental authorities and agencies in Turkey all such amounts, if any, withheld and owing to such authorities and agencies by the Issuer, the Custodian or the Depositary.  The Depositary or its agent shall remit to appropriate governmental authorities and agencies in the United States all amounts, if any, withheld and owing to such authorities and agencies by the Depositary.

The Depositary shall promptly forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental agencies.

SECTION 4.12  Collection of Distributions.

The Depositary shall take such actions as are feasible and necessary to facilitate the collection of  distributions in respect of any Deposited Securities, including the delivery to an office of the Issuer in Turkey of any relevant coupon attached to the Deposited Securities to which such  distributions relate.

In the event the Issuer shall offer or cause to be offered to the Owners of any Deposited Securities any rights to subscribe for any additional Shares or any rights of any other nature, which the Depositary has determined are lawful and feasible to offer  to such Owners as set forth in Section 4.04 hereunder, and in the event the subscription price for such rights exercised will be funded by a cash distribution in respect of such Deposited Securities, which distribution shall occur on or about the same time as the announcement of such rights offering or the expiration of the subscription period therefore, the Depositary may, at its discretion, postpone the collection of such distribution from the Issuer until the expiration of the subscription period for such rights.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER.

SECTION 5.01  Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of Receipts in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books for the registration of Receipts and transfers of Receipts which at all reasonable times shall be open for inspection by the Owners and the Issuer, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Issuer or a matter related to this Deposit Agreement, the Receipts, the Deposited Securities or the Articles.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder or at the written request of the Issuer.

If any Receipts or the American Depositary Shares evidenced thereby are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-registrars for registry of such Receipts in accordance with any requirements of such exchange or exchanges.  Each Registrar and co-registrar appointed under this Section 5.01 shall give notice in writing to the Issuer and the Depositary accepting such appointment and agreeing to be bound by the applicable terms of this Deposit Agreement.  Such Registrar or co-registrar may be removed and a substitute or substitutes may be appointed by the Depositary upon consultation with the Issuer.

The Issuer shall have the right, at all reasonable times, to inspect transfer and registration records of the Depositary, the Registrar and any co-transfer agents or co-registrars and to require such parties to supply copies of such portions of their records as the Issuer may request.

SECTION 5.02  Prevention or Delay in Performance by the Depositary or the Issuer.

Neither the Depositary nor the Issuer nor any of their directors, employees, agents or affiliates shall incur any liability to any Owner or holder of any Receipt, if by reason of any provision of any present or future law or regulation of the United States, Turkey or any other country, or of any governmental or regulatory authority or stock exchange, including NASDAQ, or by reason of any provision, present or future, of the Articles of the Issuer or the Deposited Securities, or by reason of any provision of any securities issued or distributed by the Issuer, or any offering or distribution thereof, or by reason of any act of God or war or other circumstances beyond its control, including any delay  by the Depositary or the Custodian in paying the net proceeds of any dividend paid by the Issuer to the holders of Shares, which delay arises as a result of a delay  in receiving such dividends from the Issuer or the Custodian and such delay occurs as a result of the method by which such dividends are paid by the Issuer to the holders of Shares, the Depositary or the Issuer or any of their directors, employees, agents or affiliates shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement or the Deposited Securities it is provided shall be done or performed; nor shall the Depositary or the Issuer or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or holder of any Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement or the Articles of the Issuer.  Where, by the terms of a distribution pursuant to Sections 4.01, 4.02, or 4.03 of this Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of this Deposit Agreement, because  of applicable law, or for any other reason such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.03  Obligations of the Depositary, the Custodian and the Issuer.

The Issuer assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners or holders of Receipts or Beneficial Owners of Receipts, except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence and to act in good faith in the performance of such duties.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to  Owners or holders of  Receipts or  Beneficial Owners of  Receipts (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence and to act in good faith in the performance of such duties.

Neither the Depositary nor the Issuer shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Issuer shall be liable for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any governmental authority, any person presenting Shares for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence and in good faith while it acted as Depositary.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or non-action is in good faith.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

SECTION 5.04  Resignation and Removal of the Depositary; Appointment of Successor Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Issuer effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Issuer by written notice of such removal effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Issuer shall use its reasonable efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York. Every successor depositary shall execute and deliver to its predecessor and to the Issuer an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Issuer, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, such predecessor shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding Receipts, together with copies of such records in relation to the Receipts as the Issuer may reasonably request. Any such successor depositary shall promptly mail notice of its appointment within 30 days to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.05  The Custodians.

The Depositary may from time to time appoint one or more agents, as permitted by Turkish law and any other applicable laws  or regulations, to act for it as Custodian hereunder.  The Custodian or its successors in acting hereunder shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it and the Depositary undertakes to procure compliance by the Custodian with the applicable provisions of this Deposit Agreement.  The Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  If upon such resignation there shall be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, appoint a substitute custodian or custodians, each of which approved by the Issuer (such approval not to be unreasonably withheld), which shall thereafter be a Custodian hereunder.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may appoint substitute or additional custodian or custodians, approved by the Issuer (such approval not to be unreasonably withheld), which shall thereafter be one of the Custodians hereunder.  Upon demand of the Depositary any Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian or custodians.  Each such substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary and the Issuer.  Immediately upon any such change, the Depositary shall give notice thereof in writing to all Owners.

Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of each Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.06  Notices and Reports.

On or before the first date on which the Issuer gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights in respect of Deposited Securities, the Issuer agrees to transmit to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.

The Issuer will arrange, to the extent, if any, required by any regulations of the Commission, for the translation into English, if not already in English, and the prompt transmittal by  the Issuer to the Depositary and the Custodian of such notices and any other reports and communications which are made generally available by the Issuer to holders of its Shares.

If requested in writing by the Issuer (except as provided in Section 4.07), the Depositary will arrange for the mailing, at the Issuer's expense, of copies of such notices, reports and communications to all Owners.  The Issuer will timely provide the Depositary with the quantity of such notices, reports, and communications, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings.  The Depositary will also, at the request of the Issuer, make such notices, reports and communications available to all Owners on a basis similar to that for holders of Shares, or on such other basis as the Issuer may advise the Depositary may be required by any applicable law or regulation or any requirement of any stock exchange, including NASDAQ, to which the Issuer may be subject.

Prior to the date hereof, the Issuer shall have transmitted to the Custodian and the Depositary a copy of the Articles.  Thereafter, promptly upon any amendment thereto or change therein, the Issuer shall transmit to the Custodian and the Depositary a copy of the Articles as so amended or changed.  The Depositary may rely upon such copies for all purposes of this Deposit Agreement.

The Depositary will make such copies, a copy of this Deposit Agreement and such notices, reports and communications available for inspection by Owners at the Corporate Trust Office or at the office of the Custodian.

SECTION 5.07  Issuance and Distribution of Additional Shares, Rights, etc.

In the event of any distribution of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into or exchangeable for Shares, or (4) rights to subscribe for any such securities (each a "Distribution") upon the reasonable request of the Depositary subsequent to the Effective Date, the Issuer will promptly furnish to the Depositary a written opinion from United States counsel for the Issuer, which counsel shall be reasonably satisfactory to the Depositary, stating whether or not the Distribution requires a registration statement under the Securities Act to be in effect prior to making such Distribution available to Owners entitled thereto.  If in the opinion of such counsel a registration statement under the Securities Act is required, such counsel shall furnish to the Depositary a written opinion as to whether or not there is a registration statement in effect which will cover such Distribution.

In the event that such registration under the Securities Act would be required in connection with any such Distribution, the Issuer shall have no obligation to effect such registration.  To the extent the Issuer in its discretion deems it necessary or  advisable in order to avoid any requirement to register such additional securities under the Securities Act, the Issuer may prevent Owners in the United States from purchasing any such additional securities (whether pursuant to preemptive rights or otherwise) and direct the Depositary not to accept any Shares for deposit for such period of time following the issuance of such additional securities and to adopt such other specific measures as the Issuer may reasonably request in writing.

The Issuer agrees with the Depositary that neither the Issuer nor any affiliate of the Issuer will (a) at any time deposit any Shares, either originally issued or previously issued and reacquired by the Issuer or by any affiliate, unless a registration statement is in effect as to such Shares under the Securities Act of 1933 or such Shares are not required to be registered under the Securities Act of 1933 or any applicable securities laws of any state of the United States and would not be deemed to be restricted following any offer and sale thereof by such Issuer or affiliate or (b)(i) prior to the Effective Time, resell any Receipts acquired by any of them and, (ii) at or after the Effective Time, resell any such Receipts except in accordance with the restrictions on transfer set forth in the Securities Act Legend or withdraw any Deposited Securities underlying such Receipts unless it shall have duly executed and completed a Withdrawal and Transfer Certificate, in substantially the form attached hereto as Annex II.  The Depositary will comply with the written instructions of the Issuer not to accept knowingly for deposit hereunder any Shares identified in such instructions at such times and under such circumstances as may be specified in such instructions in order to facilitate the Issuer's compliance with the securities laws of the United States or any applicable securities laws of any state of the United States.

SECTION 5.08  Indemnification.

(a)

The Issuer agrees to indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of any registration statement filed with the Commission with respect to the Receipts, American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of any of them and except to the extent that such liability or expense arises out of information relating to the Depositary or the Custodian, as applicable, furnished in writing to the Issuer by the Depositary or the Custodian, as applicable, expressly for use in any proxy statement relating to the  Receipts, Rule 144A American Depositary Shares, or the Shares represented thereby, or omissions from such information, or (ii) by the Issuer or any of its directors, employees, agents and affiliates.

(b)

The indemnities contained in the preceding paragraph shall not extend to any liability or expense which may arise out of any Pre-Release but only to the extent that such liability or expense arises in connection with (i) any claims arising under the U.S. Federal or any state income tax laws, or (ii) any claim arising in connection with the failure of the Depositary to deliver Deposited Securities in accordance with Section 2.05 hereof.  In addition, for the avoidance of doubt, it is understood that the first sentence of this paragraph shall not apply to any liability or expense which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus, offering circular or placement memorandum or, preliminary prospectus, preliminary offering circular or preliminary placement memorandum relating to the offer of sale of American Depositary Shares, except to the extent arising out of breach by the Depositary of Section 2.09 or to the extent any such liability or expense arises out of information relating to the Depositary or any Custodian, as applicable, furnished in writing to the Issuer by the Depositary or any Custodian, as applicable, and not materially changed or altered by the Issuer expressly for use in proxy information in any of the foregoing documents, or, if such information is furnished, such information omits to state a material fact necessary in order to make the information so furnished not misleading.

(c)

The Depositary agrees to indemnify the Issuer, its directors, employees, agents and affiliates and hold them harmless from any liability or expense (including but not limited to, the fees and expenses of counsel) which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

(d)

Any person seeking indemnification hereunder (an "indemnified person") shall notify the person from whom it is seeking indemnification (the "indemnifying person") of a commencement of an indemnifiable action or claim promptly after such indemnified person becomes aware of such commencement (provided, however, that the failure of the indemnified person to so notify the indemnifying person shall not impair the indemnified person's right to receive indemnification from the indemnifying person unless such failure adversely affects the defense of such action or claim, in which case indemnification shall be adjusted accordingly, and, provided that a conflict of interest does not exist between the indemnified person and the indemnifying person), and the indemnified person shall consult in good faith with the indemnifying person as to the conduct of the defense of such action or claim, which defense shall be reasonable under the circumstances.   No indemnified person shall compromise or settle any action or claim without the consent of the indemnifying person.

The obligations set forth in this Section 5.08 shall survive the termination of this Deposit Agreement and the succession or substitution of any indemnified person.

SECTION 5.09  Charges of Depositary.

The Issuer agrees to pay the fees and reasonable expenses of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Issuer from time to time. The Depositary shall present its statement for such charges and expenses to the Issuer once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares, except for the Initial Deposit of Shares hereunder,  or by any party surrendering Receipts or to whom Receipts are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Issuer or an exchange of stock regarding the Receipts or Deposited Securities or a distribution of Receipts pursuant to Section 4.03 hereof) or by the Owner, whichever applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Issuer or Foreign Registrar and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement to be at the expense of persons depositing Shares or Owners, (4) such expenses as are incurred by the Depositary in the conversion of Foreign Currency pursuant to Section 4.05, (5) a fee of not in excess of $.05 per American Depositary Shares (or portion thereof) for the issuance or surrender, respectively, of a Receipt, (6) a fee not in excess of $.02 per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement including, but not limited to, Sections 4.01 through 4.04 hereof, and (7)  a fee for, and the deduction of  such fee from, the distribution of proceeds of sales of securities or rights pursuant to Sections 4.02 or 4.04, respectively, such fee being in an amount equal to the fee for the issuance of American Depositary Shares referred to above which would have been charged as a result of the deposit by Owners of securities (for purposes of this clause (7) treating all such securities as if they were Shares) or Shares received in exercise of rights distributed to them pursuant to Sections 4.02 or 4.04, respectively, but which securities or rights are instead sold by the Depositary, and the net proceeds distributed.

The Depositary, subject to Section 2.09 hereof, may own and deal in any class of securities of the Issuer and its affiliates and in Receipts.

SECTION 5.10  Retention of Depositary Documents.

Except as otherwise explicitly provided herein, the Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary.

SECTION 5.11  Exclusivity.

The Issuer agrees not to appoint any other depositary for issuance of Receipts so long as The Bank of New York is acting as Depositary hereunder, subject, however, to the rights of the Issuer under Section 5.04.

SECTION 5.12  Available Information.

The Issuer agrees that, so long as this Deposit Agreement remains in effect, it will either (i) furnish the Commission with certain public reports and documents required by the laws of Turkey or of any securities exchange on which any securities of the Issuer are listed or otherwise in accordance with Rule 12g3-2(b) under the Securities Exchange Act, and otherwise comply with the exemption provided by such Rule, or (ii) be subject to the periodic reporting and other requirements of the Securities Exchange Act, and in accordance therewith file reports and other information with the Commission.  If, at any time prior to the Effective Time, the Issuer is neither a reporting company under Section 13 or 15(d) of the Securities Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) of the Securities Exchange Act (as determined by the Office of International Corporate Finance of the Commission), the Issuer (i) shall immediately so notify the Depositary, and the Depositary shall so notify the Owners in writing at the Issuer's expense and (ii) undertakes to provide upon request to any Owner or holder of Shares and to any prospective purchaser designated by such Owner or holder of Shares, copies of the information required to be delivered pursuant to Rule 144A(d)(4) to permit compliance with Rule 144A in connection with resales of Receipts and Shares.

The Issuer hereby authorizes the Depositary to deliver such information furnished by the Issuer to the Depositary during any period in which the Issuer informs the Depositary it is subject to the information delivery requirements of Rule 144A(d)(4) to any such Owner, holder of Shares or prospective purchaser at the request of such person.  The Issuer agrees to reimburse the Depositary for its reasonable expenses in connection with such deliveries and to provide the Depositary with such information in such quantities as the Depositary may from time to time reasonably request.

ARTICLE 6.

AMENDMENT AND TERMINATION.

SECTION 6.01  Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Issuer and the Depositary in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts.  Every Owner at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby.  In no event shall any amendment, at or after the Effective Time, impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

Each Owner or holder of a Receipt agrees and acknowledges that, at or after the Effective Time, it is anticipated that American Depositary Shares may be converted into unrestricted American Depositary Shares or exchanged for American Depositary Shares registered pursuant to a registration statement under the Securities Act on Form F-6, either automatically or upon such terms and conditions and in such manner as the Issuer and the Depositary may agree.  Each Owner or holder of a Receipt agrees to, and agrees to be immediately bound by, any amendment to this Deposit Agreement agreed to by the Depositary and the Issuer for the purposes of filing a registration statement under the Securities Act with the Commission or for such registration statement to be declared effective under the Securities Act by the Commission.  Each Owner or other holder of a Receipt acknowledges that there can be no assurance that such a registration statement will be filed, or if filed, will be declared effective under the Securities Act by the Commission, nor can there be any assurance as to the timing of the filing of any such registration statement or the timing of the effectiveness thereof under the Securities Act.

SECTION 6.02  Termination.

The Depositary shall at any time at the direction of the Issuer terminate this Deposit Agreement by mailing notice of such termination to the Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may likewise terminate the Deposit Agreement by mailing notice of such termination to the Issuer and the Owners of all Receipts then outstanding if at any time 90 days  shall have expired after the Depositary shall have delivered to the Issuer a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04 such termination to become effective by the Depositary mailing notice of such termination to Owners of all Receipts then outstanding at least 30 days prior to the date fixed in such notice for such termination.  On and after the date of termination, the Owner of a Receipt will, upon (a) surrender of such Receipt at the Corporate Trust Office of the Depositary, (b) payment of the fee of the Depositary for the surrender of Receipts referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by the American Depositary Shares evidenced by such Receipt.  If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of Receipts, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall in accordance with the provisions of this Deposit Agreement continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell property and rights as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for Receipts surrendered to the Depositary (after deducting, in each case, the fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).  At any time after the expiration of two years from the date of termination, the Depositary may sell the Deposited Securities then held hereunder and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the applicable fee of the Depositary for the surrender of a Receipt, any expenses for the account of the Owner of such Receipt in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges) and except for its obligations to the Issuer under Section 5.08.  Upon the termination of this Deposit Agreement, the Issuer shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09.

ARTICLE 7.

MISCELLANEOUS.

SECTION 7.01  Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be retained by the Depositary and filed with the Depositary and the Custodians and shall be open to inspection by any holder or Owner of a Receipt at the Corporate Trust office of the Depositary and the principal corporate office of the Custodian designated by the Custodian during business hours.

SECTION 7.02   No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.03  Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.04  Holders and Owners as Parties; Binding Effect.

The holders and Owners of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Articles and of the Receipts by acceptance of the Receipts.  Each Owner agrees that, by accepting a Receipt, such Owner shall hold such Receipt subject to, and with the obligations of, the provisions hereof, the Articles and the Shares.

SECTION 7.05  Notices.

Any and all notices to be given to the Issuer shall be deemed to have been duly given if personally delivered or sent by mail or air courier or by cable, telex or facsimile transmission confirmed by registered mail, addressed to the Issuer at Turkiye Garanti Bankasi A.Ş., Istiklal Caddesi, No. 1 Garanti Han, No: 187, Kat 2, Beyogiu, Istanbul, Turkey, Attn: Legal Department, facsimile number (212) 249-2143, or any other place to which the Issuer may have transferred its principal office.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or air courier or by cable, telex or facsimile transmission confirmed by letter, addressed to The Bank  of New York, 101 Barclay Street, New York, New York 10286, telephone number (212) 815-2089, telecopy number (212) 571-3050, or any other place to which the Depositary may have transferred its Corporate Trust Office.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or air courier or by cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for Receipts of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent to the Issuer or the Depositary shall be deemed to be effected when received.  Delivery of a notice sent to an Owner by mail or cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post office letter box.  The Depositary or the Issuer may, however, act upon any cable, telex or facsimile transmission received by it from the other or from any Owner of a Receipt, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.06  Governing Law.

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York.

SECTION 7.07  Survival.

All representations, warranties and undertakings provided for herein and the rights and obligations arising under this Deposit Agreement shall survive the deposit of Shares and the issuance of Receipts.

SECTION 7.08  Assignment.

This Deposit Agreement may not be assigned by either the Issuer or the Depositary.

SECTION 7.09  Headings.

Headings contained herein are included for convenience only and are not to be used in construing or interpreting any provision hereof.

IN WITNESS WHEREOF, TURKIYE GARANTI BANKASI A.Ş. and THE BANK OF NEW YORK have duly executed this agreement as of the day and year first set forth above and all Owners and holders of Receipts shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

TURKIYE GARANTI BANKASI A.Ş.

By:__________________________

Name:

Title:

By:__________________________

Name:

Title:

THE BANK OF NEW YORK, as Depositary

By:__________________________

Name:

Title:

ANNEX I

Certification and Agreement of Acquirors of
Receipts Upon Deposit of Shares Pursuant to
Section 2.02 of the Deposit Agreement

We refer to the Amended and Restated Deposit Agreement, dated as of June 9, 1995, as amended and restated as of March 2, 2000 (the "Deposit Agreement"), among TURKIYE GARANTI BANKASI A.Ş. (the "Issuer"), THE BANK OF NEW YORK, as Depositary, and Owners and holders of American Depositary Receipts (the "Receipts") issued thereunder.  Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

1.  This certification and agreement is furnished in connection with the deposit of Shares and issuance of American Depositary Shares to be evidenced by one or more Receipts pursuant to Section 2.02 of the Deposit Agreement.

2.  We acknowledge (or if we are a broker-dealer, our customer has confirmed to us that it acknowledges) that the Receipts, the American Depositary Shares evidenced thereby and the Shares represented thereby have not been and will not be registered under the Securities Act of 1933 (the "Act").

3.  We certify that either:

A.

We are, or at the time the Shares are deposited and at the time the Receipts are issued will be, the beneficial owner of the Shares and of the American Depositary Shares evidenced by such Receipt or Receipts, and (i) we are not a U.S. person (as defined in Regulation S) and we are located outside the United States (within the meaning of Regulation S under the Act) and acquired, or have agreed to acquire and will have acquired, the Shares to be deposited outside the United States (within the meaning of Regulation S), (ii) we are not an affiliate of the Issuer or a person acting on behalf of such an affiliate, and (iii) we are not in the business of buying and selling securities or, if we are in such business, we did not acquire the securities to be deposited from the Issuer or any affiliate thereof in the initial distribution of American Depositary Shares and Shares.

OR

B.

We are a broker-dealer acting on behalf of our customer; our customer has confirmed to us that it is, or at the time the Shares are deposited and at the time the Receipt or Receipts are issued will be, the beneficial owner of the Shares and of the American Depositary Shares evidenced by such Receipt or Receipts, and (i) it is not a U.S. person (as defined in Regulation S) and it is located outside the United States (within the meaning of Regulation S under the Act) and acquired, or have agreed to acquire and will have acquired, the Shares to be deposited outside the United States (within the meaning of Regulation S), (ii) it is not an affiliate of the Issuer or a person acting on behalf of such an affiliate, and (iii) it is not in the business of buying and selling securities or, if it is in such business, it did not acquire the securities to be deposited from the Issuer or any affiliate thereof in the initial distribution of American Depositary Shares and Shares.

4.  We agree (or if we are a broker-dealer, our customer has confirmed to us that it agrees) that prior to expiration of 40 days after the later of the commencement of the offering of American Depositary Shares on behalf of the Issuer and the related closing (the "restricted period") and the effectiveness of a registration statement on Form F-6 under the Securities Act relating to the American Depositary Shares, we (or it) will not offer, sell, pledge or otherwise transfer such Receipts, the American Depositary Shares evidenced thereby or the Shares represented thereby except (a) to a person whom we reasonably believe (or it and anyone acting on its behalf reasonably believes) is a qualified institutional buyer within the meaning of Rule 144A under the Act in a transaction meeting the requirements of Rule 144A, or (b) in accordance with Regulation S under the Act, in either case in accordance with any applicable securities laws of any state of the United States.  We further agree (or if we are a broker-dealer, our customer has confirmed to us that it agrees) that if we sell or otherwise transfer (or it sells or otherwise transfers) the American Depositary Shares evidenced by the Receipt or Receipts referred to above or the Shares represented thereby in accordance with clause (a) above prior to the expiration of the restricted period and the effectiveness of a registration statement on Form F-6 under the Securities Act relating to American Depositary Shares, we (or our customer) will, prior to settlement of such sale, cause such Shares to be withdrawn in accordance with the terms and conditions of the Deposit Agreement and we (or our customer) will cause instructions to be given to the Depositary to deliver such Shares to the custodian under the Rule 144A Deposit Agreement for deposit thereunder and issuance of a Rule 144A American Depositary Receipt evidencing a Rule 144A American Depositary Share upon receipt of the proper certification on behalf of the purchaser and otherwise in accordance with the terms and conditions of such Rule 144A Deposit Agreement.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:

_________________________

Title:

Dated:

ANNEX II

Certification and Agreement of Persons Receiving
Deposited Securities Upon Withdrawal
Pursuant to Section 2.05 of
the Deposit Agreement

We refer to the Amended and Restated Deposit Agreement, dated as of June 9, 1995, as amended and restated as of March 2, 2000 (the "Deposit Agreement"), among TURKIYE GARANTI BANKASI A.Ş. (the "Issuer"), THE BANK OF NEW YORK, as Depositary thereunder, and Owners and holders of American Depositary Receipts (the "Receipts") issued thereunder.  Capitalized terms used but not defined herein shall have the meanings given them in the Deposit Agreement.

1.  We are surrendering a Receipt or Receipts in accordance with the terms of the Deposit Agreement for the purpose of withdrawal of the Deposited Securities represented by the American Depositary Shares evidenced by such Receipt or Receipts (the "Shares") pursuant to Section 2.05 of the Deposit Agreement.

2.  We acknowledge (or if we are a broker-dealer, our customer has confirmed to us that it acknowledges) that the Receipts, the American Depositary Shares evidenced thereby and the securities represented thereby have not been and will not be registered under the Securities Act of 1933 (the "Act").

3.  We certify that either:

(a)

We are located outside the United States (within the meaning of Regulation S under the Act), and either:

(i)  we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Receipts or the Shares in accordance with Regulation S under the Act, and we are, or prior to such sale or other transfer we were, the beneficial owner of the Receipts, or

(ii)  we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred the Receipts or the Shares to a qualified institutional buyer  (as defined in Rule 144A under the Act) in accordance with Rule 144A, and, accordingly, we are separately giving instructions to the Depositary to deliver the Shares to the custodian under the Rule 144A Deposit Agreement for deposit thereunder and issuance of a Rule 144A American Depositary Receipt evidencing a Rule 144A American Depositary Share upon receipt of the proper certification on behalf of the purchaser and otherwise in accordance with the terms and conditions of such Rule 144A Deposit Agreement, and we are, or prior to such sale or other transfer we were, the beneficial owner of the Receipts, or

(iii)  we will be the beneficial owner of the Shares upon withdrawal, and, accordingly, we agree that, prior to the expiration of 40 days after the later of the commencement of the offering of American Depositary Shares on behalf of the Issuer and the related closing and thereafter, the effectiveness of a registration statement on Form F-6 under the Securities Act relating to the American Depositary Shares, we will not offer, sell, pledge or otherwise transfer the shares except (A) to a person whom we (and anyone acting on our behalf) reasonably believe is a qualified institutional buyer within the meaning of Rule 144A under the Act in a transaction meeting the requirements of Rule 144A, or (B) in accordance with Regulation S under the Act.

OR

(b)

We are a qualified institutional buyer (as defined in Rule 144A under the Act) acting for our own account or for the account of one or more qualified institutional buyers; we have agreed to acquire (or it has agreed to acquire), the Receipts or the Shares in a transaction which we understand is being made in reliance upon Rule 144A, and, accordingly, we (or it) are separately taking all action necessary to cause the Shares being withdrawn to be deposited under the Rule 144A Deposit Agreement for issuance of a Rule 144A American Depositary Receipt evidencing a Rule 144A American Depositary Share.

4.  If we are a broker-dealer, we further certify that we are acting for the account of our customer and that our customer has confirmed the accuracy of the representations contained in paragraph 3 hereof that are applicable to it and, if paragraph 3(a)(iii) is applicable to our customer, has confirmed that it will comply with the agreements set forth in paragraph 3(a)(iii).

Very truly,

[NAME OF CERTIFYING ENTITY]

By:

_________________________

Title:

Dated: